Exhibit 99.1
SUPPLEMENTAL HISTORICAL SEGMENT FINANCIAL INFORMATION AND SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION
Unless the context otherwise requires, the terms “we,” “us,” “our,” “Kraft Heinz,” and the “Company” each refer to The Kraft Heinz Company and all of its consolidated subsidiaries. Unless the context otherwise requires, references to years and quarters contained herein pertain to our fiscal years and fiscal quarters.
Forward-Looking Statements
This supplemental information contains a number of forward-looking statements. Words such as “believe,” “evaluate,” “expect,” “grow,” “plan,” “reflect,” “will,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our plans, impacts of accounting standards and guidance, growth, legal matters, taxes, costs and cost savings, impairments, and dividends. These forward-looking statements reflect management’s current expectations and are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond our control.
Important factors that may affect our business and operations and that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, operating in a highly competitive industry; our ability to correctly predict, identify, and interpret changes in consumer preferences and demand, to offer new products to meet those changes, and to respond to competitive innovation; changes in the retail landscape or the loss of key retail customers; changes in our relationships with significant customers or suppliers, or in other business relationships; our ability to maintain, extend, and expand our reputation and brand image; our ability to leverage our brand value to compete against private label products; our ability to drive revenue growth in our key product categories or platforms, increase our market share, or add products that are in faster-growing and more profitable categories; product recalls or other product liability claims; weather or environmental conditions and trends, including the impacts from and responses to climate change; our ability to identify, complete, or realize the benefits from strategic acquisitions, divestitures, alliances, joint ventures, or investments; our ability to successfully execute our strategic initiatives; the impacts of our international operations; our ability to protect intellectual property rights; our ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes, and improve our competitiveness; the influence of our largest stockholder; our level of indebtedness, as well as our ability to comply with covenants under our debt instruments; additional impairments of the carrying amounts of goodwill or other indefinite-lived intangible assets; foreign exchange rate fluctuations; volatility in commodity, energy, and other input costs; volatility in the market value of all or a portion of the commodity derivatives we use; compliance with laws and regulations and related legal claims or regulatory enforcement actions; failure to maintain an effective system of internal controls; a downgrade in our credit rating; the impact of sales of our common stock in the public market; the impact of our share repurchases or any change in our share repurchase activity; our ability to continue to pay a regular dividend and the amounts of any such dividends; disruptions in the global economy caused by geopolitical conflicts (including the ongoing conflicts in the Middle East), unanticipated business disruptions and natural events in the locations in which we or our customers, suppliers, distributors, or regulators operate; economic and political conditions in the United States and various other nations where we do business (including inflationary pressures, the imposition of increased or new tariffs or other trade restrictions, instability in financial institutions, general economic slowdown, recession, or a potential U.S. federal government shutdown); changes in our management team or other key personnel and our ability to hire or retain key personnel or a highly skilled and diverse global workforce; our dependence on information technology and systems, including service interruptions, misappropriation of data, or breaches of security; increased pension, labor, and people-related expenses; changes in tax laws and interpretations and the final determination of tax audits, including transfer pricing matters, and any related litigation; volatility of capital markets and other macroeconomic factors; and other factors. For additional information on these and other factors that could affect our forward-looking statements, see Item 1A, Risk Factors, in our Annual Report on Form 10-K for the year ended December 27, 2025. We disclaim and do not undertake any obligation to update, revise, or withdraw any forward-looking statement in this supplemental information, except as required by applicable law or regulation.

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Introduction
Background:
In the third quarter of 2026, we reorganized our segments. For informational purposes only, we have provided this supplemental information to present the effects of these changes to certain previously disclosed financial information, including certain unaudited information related to our results of operations by segment and non-GAAP financial measures for the years ended December 27, 2025, December 28, 2024, and December 30, 2023, as well as each of the quarters ended June 27, 2026, March 28, 2026, December 27, 2025, September 27, 2025, June 28, 2025, March 29, 2025, December 28, 2024, September 28, 2024, June 29, 2024, and March 30, 2024. These changes had no impact on our condensed consolidated financial statements for any of the periods presented in our Quarterly Reports on Form 10-Q or our consolidated financial statements for any of the periods presented in our Annual Report on Form 10-K for the year ended December 27, 2025 filed on February 12, 2026 (“2025 Form 10-K”).
The following unaudited financial information is based on our historical financial statements after giving effect to the segment reorganization in the third quarter of 2026. You should read this supplemental information together with our audited consolidated financial statements and related Notes to Consolidated Financial Statements in our 2025 Form 10-K. The financial information contained in this supplemental information is not indicative of future or annual results.
Change in Segments:
Prior to the reorganization of our segments in the third quarter of 2026, we managed and reported our operating results through two reportable segments defined by geographic region: North America and Europe and Pacific Developed Markets (“EPDM” or International Developed Markets). Our remaining operating segments, consisting of West and East Emerging Markets (“WEEM”) and Asia Emerging Markets (“AEM”), were combined and disclosed as Emerging Markets.
In the third quarter of 2026, our internal reporting and reportable segments changed. We combined our WEEM and AEM segments to form the Emerging Markets operating segment in order to increase efficiencies and drive sustainable growth across our global business. In conjunction with the creation of the Emerging Markets operating segment, we moved certain European countries within the former WEEM operating segment into the Europe and Pacific Developed Markets operating segment.
Subsequent to the reorganization, we manage our operating results through three operating segments, all of which are reportable segments: North America, Europe and Pacific Developed Markets, and Emerging Markets.
Results of Operations by Segment
In this supplemental information, in addition to results prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), we disclose certain non-GAAP financial measures. These non-GAAP financial measures assist management in comparing our performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect our underlying operations. See the Non-GAAP Financial Measures section for additional information and reconciliations from GAAP financial measures.
Management evaluates segment performance based on several factors, including net sales, Organic Net Sales, and Segment Adjusted Operating Income. Organic Net Sales is a non-GAAP financial measure. See the Non-GAAP Financial Measures section for additional information. Segment Adjusted Operating Income is defined as operating income/(loss) excluding, when they occur, the impacts of restructuring activities, deal costs, unrealized gains/(losses) on commodity hedges (the unrealized gains and losses are recorded in general corporate expenses until realized; once realized, the gains and losses are recorded in the applicable segment’s operating results), impairment losses, separation costs, and certain non-ordinary course legal and regulatory matters. Segment Adjusted Operating Income is a financial measure that can assist management and investors in comparing our performance on a consistent basis by removing the impact of certain items that management believes do not directly reflect our underlying operations. Management also uses Segment Adjusted Operating Income to allocate resources.

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	2025 Compared to 2024		2024 Compared to 2023
	For the Year Ended
	December 27, 2025	December 28, 2024	December 28, 2024	December 30, 2023
	(in millions)
North America
Net sales	$18,586	$19,543	$19,543	$20,126
Organic Net Sales(a)	18,621	19,543	19,570	20,126
Segment Adjusted Operating Income	4,389	5,111	5,111	5,050
Europe and Pacific Developed Markets
Net sales	3,817	3,809	3,809	3,880
Organic Net Sales(a)	3,730	3,809	3,786	3,880
Segment Adjusted Operating Income	599	597	597	571
Emerging Markets
Net sales	2,539	2,494	2,494	2,634
Organic Net Sales(a)	2,538	2,404	2,593	2,490
Segment Adjusted Operating Income	285	261	261	327
(a)     Organic Net Sales is a non-GAAP financial measure. See the Non-GAAP Financial Measures section for more information.

	2026 Compared to 2025
	For the Three Months Ended
	June 27, 2026	June 28, 2025	March 28, 2026	March 29, 2025
	(in millions)
North America
Net sales	$4,626	$4,757	$4,458	$4,488
Organic Net Sales(a)	4,626	4,757	4,438	4,488
Segment Adjusted Operating Income	988	1,173	974	1,101
Europe and Pacific Developed Markets
Net sales	935	967	912	882
Organic Net Sales(a)	914	922	841	845
Segment Adjusted Operating Income	137	150	147	142
Emerging Markets
Net sales	701	628	677	629
Organic Net Sales(a)	667	608	640	611
Segment Adjusted Operating Income	94	86	81	84
(a)     Organic Net Sales is a non-GAAP financial measure. See the Non-GAAP Financial Measures section for more information.

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	2025 Compared to 2024
	For the Three Months Ended
	December 27, 2025	December 28, 2024	September 27, 2025	September 28, 2024
	(in millions)
North America
Net sales	$4,700	$4,968	$4,641	$4,826
Organic Net Sales(a)	4,700	4,968	4,645	4,826
Segment Adjusted Operating Income	1,097	1,318	1,018	1,237
Europe and Pacific Developed Markets
Net sales	1,004	982	964	949
Organic Net Sales(a)	959	982	933	949
Segment Adjusted Operating Income	164	155	143	148
Emerging Markets
Net sales	650	626	632	608
Organic Net Sales(a)	618	602	623	588
Segment Adjusted Operating Income	49	74	66	71
(a)     Organic Net Sales is a non-GAAP financial measure. See the Non-GAAP Financial Measures section for more information.

	2025 Compared to 2024
	For the Three Months Ended
	June 28, 2025	June 29, 2024	March 29, 2025	March 30, 2024
	(in millions)
North America
Net sales	$4,757	$4,921	$4,488	$4,828
Organic Net Sales(a)	4,761	4,921	4,515	4,828
Segment Adjusted Operating Income	1,173	1,341	1,101	1,215
Europe and Pacific Developed Markets
Net sales	967	955	882	923
Organic Net Sales(a)	932	955	906	923
Segment Adjusted Operating Income	150	142	142	153
Emerging Markets
Net sales	628	600	629	660
Organic Net Sales(a)	635	582	662	632
Segment Adjusted Operating Income	86	50	84	65
(a)     Organic Net Sales is a non-GAAP financial measure. See the Non-GAAP Financial Measures section for more information.

Non-GAAP Financial Measures
The non-GAAP financial measures we provide in this supplemental information should be viewed in addition to, and not as an alternative for, results prepared in accordance with GAAP.
To supplement the GAAP financial information provided, we have presented Organic Net Sales, Adjusted Operating Income, and Constant Currency Adjusted Operating Income, which are considered non-GAAP financial measures. The non-GAAP financial measures presented may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define these non-GAAP financial measures in the same way. These measures are not substitutes for their comparable GAAP financial measures, such as net sales, operating income/(loss), or other measures prescribed by GAAP, and there are limitations to using non-GAAP financial measures.

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Management uses these non-GAAP financial measures to assist in comparing our performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect our underlying operations. We believe that Organic Net Sales, Adjusted Operating Income, and Constant Currency Adjusted Operating Income provide important comparability of underlying operating results, allowing investors and management to assess the Company’s operating performance on a consistent basis. Management believes that presenting our non-GAAP financial measures (i.e., Organic Net Sales, Adjusted Operating Income, and Constant Currency Adjusted Operating Income) is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating our results. We believe that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provides investors with additional understanding of the factors and trends affecting our business than could be obtained absent these disclosures.
Organic Net Sales is defined as net sales excluding, when they occur, the impact of currency, acquisitions and divestitures, and a 53rd week of shipments. We calculate the impact of currency on net sales by holding exchange rates constant at the previous year’s exchange rate, with the exception of highly inflationary subsidiaries, for which we calculate the previous year’s results using the current year’s exchange rate.
Adjusted Operating Income is defined as operating income/(loss) excluding, when they occur, the impacts of restructuring activities, deal costs, separation costs, unrealized gains/(losses) on commodity hedges (the unrealized gains and losses are recorded in general corporate expenses until realized; once realized, the gains and losses are recorded in the applicable segment’s operating results), impairment losses, and certain non-ordinary course legal and regulatory matters. We also present Adjusted Operating Income on a constant currency basis. We calculate the impact of currency on Adjusted Operating Income by holding exchange rates constant at the previous year’s exchange rate, with the exception of highly inflationary subsidiaries, for which we calculate the previous year’s results using the current year’s exchange rate.

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The Kraft Heinz Company
Reconciliation of Net Sales to Organic Net Sales
For the Year Ended
(dollars in millions)
(Unaudited)

	Net Sales	Currency	Acquisitions and Divestitures	Organic Net Sales	Price	Volume/Mix
December 27, 2025
North America	$18,586	$(35)	$—	$18,621
Europe and Pacific Developed Markets	3,817	87	—	3,730
Emerging Markets	2,539	1	—	2,538
Kraft Heinz	$24,942	$53	$—	$24,889

December 28, 2024
North America	$19,543	$—	$—	$19,543
Europe and Pacific Developed Markets	3,809	—	—	3,809
Emerging Markets	2,494	80	10	2,404
Kraft Heinz	$25,846	$80	$10	$25,756

Year-over-year growth rates
North America	(4.9)%	(0.2) pp	0.0 pp	(4.7)%	0.3 pp	(5.0) pp
Europe and Pacific Developed Markets	0.2%	2.3 pp	0.0 pp	(2.1)%	0.7 pp	(2.8) pp
Emerging Markets	1.8%	(3.3) pp	(0.5) pp	5.6%	4.6 pp	1.0 pp
Kraft Heinz	(3.5)%	(0.1) pp	0.0 pp	(3.4)%	0.7 pp	(4.1) pp

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The Kraft Heinz Company
Reconciliation of Net Sales to Organic Net Sales
For the Year Ended
(dollars in millions)
(Unaudited)

	Net Sales	Currency	Acquisitions and Divestitures	Organic Net Sales	Price	Volume/Mix
December 28, 2024
North America	$19,543	$(27)	$—	$19,570
Europe and Pacific Developed Markets	3,809	23	—	3,786
Emerging Markets	2,494	(111)	12	2,593
Kraft Heinz	$25,846	$(115)	$12	$25,949

December 30, 2023
North America	$20,126	$—	$—	$20,126
Europe and Pacific Developed Markets	3,880	—	—	3,880
Emerging Markets	2,634	77	67	2,490
Kraft Heinz	$26,640	$77	$67	$26,496

Year-over-year growth rates
North America	(2.9)%	(0.1) pp	0.0 pp	(2.8)%	1.4 pp	(4.2) pp
Europe and Pacific Developed Markets	(1.8)%	0.6 pp	0.0 pp	(2.4)%	0.0 pp	(2.4) pp
Emerging Markets	(5.3)%	(7.1) pp	(2.3) pp	4.1%	3.9 pp	0.2 pp
Kraft Heinz	(3.0)%	(0.7) pp	(0.2) pp	(2.1)%	1.4 pp	(3.5) pp

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The Kraft Heinz Company
Reconciliation of Net Sales to Organic Net Sales
For the Three Months Ended
(dollars in millions)
(Unaudited)

	Net Sales	Currency	Acquisitions and Divestitures	Organic Net Sales	Price	Volume/Mix
June 27, 2026
North America	$4,626	$—	$—	$4,626
Europe and Pacific Developed Markets	935	21	—	914
Emerging Markets	701	34	—	667
Kraft Heinz	$6,262	$55	$—	$6,207

June 28, 2025
North America	$4,757	$—	$—	$4,757
Europe and Pacific Developed Markets	967	—	45	922
Emerging Markets	628	20	—	608
Kraft Heinz	$6,352	$20	$45	$6,287

Year-over-year growth rates
North America	(2.7)%	0.0 pp	0.0 pp	(2.7)%	1.1 pp	(3.8) pp
Europe and Pacific Developed Markets	(3.3)%	2.1 pp	(4.5) pp	(0.9)%	0.4 pp	(1.3) pp
Emerging Markets	11.6%	1.8 pp	0.0 pp	9.8%	5.3 pp	4.5 pp
Kraft Heinz	(1.4)%	0.5 pp	(0.6) pp	(1.3)%	1.3 pp	(2.6) pp

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The Kraft Heinz Company
Reconciliation of Net Sales to Organic Net Sales
For the Three Months Ended
(dollars in millions)
(Unaudited)

	Net Sales	Currency	Acquisitions and Divestitures	Organic Net Sales	Price	Volume/Mix
March 28, 2026
North America	$4,458	$20	$—	$4,438
Europe and Pacific Developed Markets	912	71	—	841
Emerging Markets	677	37	—	640
Kraft Heinz	$6,047	$128	$—	$5,919

March 29, 2025
North America	$4,488	$—	$—	$4,488
Europe and Pacific Developed Markets	882	—	37	845
Emerging Markets	629	18	—	611
Kraft Heinz	$5,999	$18	$37	$5,944

Year-over-year growth rates
North America	(0.7)%	0.4 pp	0.0 pp	(1.1)%	0.4 pp	(1.5) pp
Europe and Pacific Developed Markets	3.3%	8.0 pp	(4.3) pp	(0.4)%	0.1 pp	(0.5) pp
Emerging Markets	7.8%	3.2 pp	0.0 pp	4.6%	4.9 pp	(0.3) pp
Kraft Heinz	0.8%	1.9 pp	(0.7) pp	(0.4)%	0.8 pp	(1.2) pp

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The Kraft Heinz Company
Reconciliation of Net Sales to Organic Net Sales
For the Three Months Ended
(dollars in millions)
(Unaudited)

	Net Sales	Currency	Acquisitions and Divestitures	Organic Net Sales	Price	Volume/Mix
December 27, 2025
North America	$4,700	$—	$—	$4,700
Europe and Pacific Developed Markets	1,004	45	—	959
Emerging Markets	650	32	—	618
Kraft Heinz	$6,354	$77	$—	$6,277

December 28, 2024
North America	$4,968	$—	$—	$4,968
Europe and Pacific Developed Markets	982	—	—	982
Emerging Markets	626	24	—	602
Kraft Heinz	$6,576	$24	$—	$6,552

Year-over-year growth rates
North America	(5.4)%	0.0 pp	0.0 pp	(5.4)%	0.0 pp	(5.4) pp
Europe and Pacific Developed Markets	2.3%	4.6 pp	0.0 pp	(2.3)%	1.7 pp	(4.0) pp
Emerging Markets	3.8%	1.2 pp	0.0 pp	2.6%	2.5 pp	0.1 pp
Kraft Heinz	(3.4)%	0.8 pp	0.0 pp	(4.2)%	0.5 pp	(4.7) pp

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The Kraft Heinz Company
Reconciliation of Net Sales to Organic Net Sales
For the Three Months Ended
(dollars in millions)
(Unaudited)

	Net Sales	Currency	Acquisitions and Divestitures	Organic Net Sales	Price	Volume/Mix
September 27, 2025
North America	$4,641	$(4)	$—	$4,645
Europe and Pacific Developed Markets	964	31	—	933
Emerging Markets	632	9	—	623
Kraft Heinz	$6,237	$36	$—	$6,201

September 28, 2024
North America	$4,826	$—	$—	$4,826
Europe and Pacific Developed Markets	949	—	—	949
Emerging Markets	608	20	—	588
Kraft Heinz	$6,383	$20	$—	$6,363

Year-over-year growth rates
North America	(3.8)%	0.0 pp	0.0 pp	(3.8)%	0.4 pp	(4.2) pp
Europe and Pacific Developed Markets	1.5%	3.2 pp	0.0 pp	(1.7)%	0.9 pp	(2.6) pp
Emerging Markets	4.1%	(1.9) pp	0.0 pp	6.0%	4.8 pp	1.2 pp
Kraft Heinz	(2.3)%	0.2 pp	0.0 pp	(2.5)%	1.0 pp	(3.5) pp

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The Kraft Heinz Company
Reconciliation of Net Sales to Organic Net Sales
For the Three Months Ended
(dollars in millions)
(Unaudited)

	Net Sales	Currency	Acquisitions and Divestitures	Organic Net Sales	Price	Volume/Mix
June 28, 2025
North America	$4,757	$(4)	$—	$4,761
Europe and Pacific Developed Markets	967	35	—	932
Emerging Markets	628	(7)	—	635
Kraft Heinz	$6,352	$24	$—	$6,328

June 29, 2024
North America	$4,921	$—	$—	$4,921
Europe and Pacific Developed Markets	955	—	—	955
Emerging Markets	600	16	2	582
Kraft Heinz	$6,476	$16	$2	$6,458

Year-over-year growth rates
North America	(3.3)%	(0.1) pp	0.0 pp	(3.2)%	0.2 pp	(3.4) pp
Europe and Pacific Developed Markets	1.3%	3.7 pp	0.0 pp	(2.4)%	0.6 pp	(3.0) pp
Emerging Markets	4.6%	(4.1) pp	(0.4) pp	9.1%	6.0 pp	3.1 pp
Kraft Heinz	(1.9)%	0.1 pp	0.0 pp	(2.0)%	0.7 pp	(2.7) pp

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The Kraft Heinz Company
Reconciliation of Net Sales to Organic Net Sales
For the Three Months Ended
(dollars in millions)
(Unaudited)

	Net Sales	Currency	Acquisitions and Divestitures	Organic Net Sales	Price	Volume/Mix
March 29, 2025
North America	$4,488	$(27)	$—	$4,515
Europe and Pacific Developed Markets	882	(24)	—	906
Emerging Markets	629	(33)	—	662
Kraft Heinz	$5,999	$(84)	$—	$6,083

March 30, 2024
North America	$4,828	$—	$—	$4,828
Europe and Pacific Developed Markets	923	—	—	923
Emerging Markets	660	20	8	632
Kraft Heinz	$6,411	$20	$8	$6,383

Year-over-year growth rates
North America	(7.0)%	(0.5) pp	0.0 pp	(6.5)%	0.6 pp	(7.1) pp
Europe and Pacific Developed Markets	(4.4)%	(2.6) pp	0.0 pp	(1.8)%	(0.2) pp	(1.6) pp
Emerging Markets	(4.7)%	(8.1) pp	(1.3) pp	4.7%	4.9 pp	(0.2) pp
Kraft Heinz	(6.4)%	(1.6) pp	(0.1) pp	(4.7)%	0.9 pp	(5.6) pp

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The Kraft Heinz Company
Reconciliation of Operating Income/(Loss) to Adjusted Operating Income
For the Year Ended
(dollars in millions)
(Unaudited)

	December 27, 2025	December 28, 2024	December 30, 2023
Operating income/(loss)	$(4,669)	$1,683	$4,572
Restructuring activities	13	27	60
Unrealized losses/(gains) on commodity hedges	35	(19)	1
Impairment losses	9,306	3,669	662
Separation costs	60	—	—
Certain non-ordinary course legal and regulatory matters	—	—	2
Adjusted Operating Income	$4,745	$5,360	$5,297

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The Kraft Heinz Company
Reconciliation of Operating Income/(Loss) to Adjusted Operating Income
For the Three Months Ended
(dollars in millions)
(Unaudited)

	June 27, 2026	March 28, 2026
Operating income/(loss)	$(6,431)	$1,145
Restructuring activities	9	22
Unrealized losses/(gains) on commodity hedges	101	(178)
Impairment losses	7,352	13
Separation costs	10	56
Adjusted Operating Income	$1,041	$1,058

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The Kraft Heinz Company
Reconciliation of Operating Income/(Loss) to Adjusted Operating Income
For the Three Months Ended
(dollars in millions)
(Unaudited)

	December 27, 2025	September 27, 2025	June 28, 2025	March 29, 2025
Operating income/(loss)	$1,084	$1,025	$(7,974)	$1,196
Restructuring activities	3	6	—	4
Unrealized losses/(gains) on commodity hedges	29	23	(16)	(1)
Impairment losses	5	35	9,266	—
Separation costs	43	17	—	—
Adjusted Operating Income	$1,164	$1,106	$1,276	$1,199

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The Kraft Heinz Company
Reconciliation of Operating Income/(Loss) to Adjusted Operating Income
For the Three Months Ended
(dollars in millions)
(Unaudited)

	December 28, 2024	September 28, 2024	June 29, 2024	March 30, 2024
Operating income/(loss)	$(40)	$(101)	$522	$1,302
Restructuring activities	27	—	3	(3)
Unrealized losses/(gains) on commodity hedges	11	3	1	(34)
Impairment losses	1,387	1,428	854	—
Adjusted Operating Income	$1,385	$1,330	$1,380	$1,265

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The Kraft Heinz Company
Reconciliation of Adjusted Operating Income to
Constant Currency Adjusted Operating Income
For the Year Ended
(dollars in millions)
(Unaudited)

	Adjusted Operating Income	Currency	Constant Currency Adjusted Operating Income
December 27, 2025
North America	$4,389	$(6)	$4,395
Europe and Pacific Developed Markets	599	20	579
Emerging Markets	285	4	281
General corporate expenses	(528)	(8)	(520)
Kraft Heinz	$4,745	$10	$4,735

December 28, 2024
North America	$5,111	$—	$5,111
Europe and Pacific Developed Markets	597	—	597
Emerging Markets	261	19	242
General corporate expenses	(609)	—	(609)
Kraft Heinz	$5,360	$19	$5,341

Year-over-year growth rates
North America	(14.1)%	(0.1) pp	(14.0)%
Europe and Pacific Developed Markets	0.4%	3.4 pp	(3.0)%
Emerging Markets	8.9%	(6.9) pp	15.8%
General corporate expenses	(13.6)%	1.0 pp	(14.6)%
Kraft Heinz	(11.5)%	(0.1) pp	(11.4)%

Pre-filing blackline 10.06.2026
The Kraft Heinz Company
Reconciliation of Adjusted Operating Income to
Constant Currency Adjusted Operating Income
For the Year Ended
(dollars in millions)
(Unaudited)

	Adjusted Operating Income	Currency	Constant Currency Adjusted Operating Income
December 28, 2024
North America	$5,111	$(6)	$5,117
Europe and Pacific Developed Markets	597	10	587
Emerging Markets	261	(11)	272
General corporate expenses	(609)	—	(609)
Kraft Heinz	$5,360	$(7)	$5,367

December 30, 2023
North America	$5,050	$—	$5,050
Europe and Pacific Developed Markets	571	—	571
Emerging Markets	327	13	314
General corporate expenses	(651)	—	(651)
Kraft Heinz	$5,297	$13	$5,284

Year-over-year growth rates
North America	1.2%	(0.1) pp	1.3%
Europe and Pacific Developed Markets	4.5%	1.8 pp	2.7%
Emerging Markets	(20.0)%	(7.1) pp	(12.9)%
General corporate expenses	(6.4)%	0.1 pp	(6.5)%
Kraft Heinz	1.2%	(0.4) pp	1.6%

Pre-filing blackline 10.06.2026
The Kraft Heinz Company
Reconciliation of Adjusted Operating Income to
Constant Currency Adjusted Operating Income
For the Three Months Ended
(dollars in millions)
(Unaudited)

	Adjusted Operating Income	Currency	Constant Currency Adjusted Operating Income
June 27, 2026
North America	$988	$—	$988
Europe and Pacific Developed Markets	137	2	135
Emerging Markets	94	4	90
General corporate expenses	(178)	(2)	(176)
Kraft Heinz	$1,041	$4	$1,037

June 28, 2025
North America	$1,173	$—	$1,173
Europe and Pacific Developed Markets	150	—	150
Emerging Markets	86	6	80
General corporate expenses	(133)	—	(133)
Kraft Heinz	$1,276	$6	$1,270

Year-over-year growth rates
North America	(15.8)%	0 pp	(15.8)%
Europe and Pacific Developed Markets	(8.9)%	1.3 pp	(10.2)%
Emerging Markets	9.0%	(3.8) pp	12.8%
General corporate expenses	33.5%	0.7 pp	32.8%
Kraft Heinz	(18.4)%	0 pp	(18.4)%

Pre-filing blackline 10.06.2026
The Kraft Heinz Company
Reconciliation of Adjusted Operating Income to
Constant Currency Adjusted Operating Income
For the Three Months Ended
(dollars in millions)
(Unaudited)

	Adjusted Operating Income	Currency	Constant Currency Adjusted Operating Income
March 28, 2026
North America	$974	$4	$970
Europe and Pacific Developed Markets	147	10	137
Emerging Markets	81	4	77
General corporate expenses	(144)	(5)	(139)
Kraft Heinz	$1,058	$13	$1,045

March 29, 2025
North America	$1,101	$—	$1,101
Europe and Pacific Developed Markets	142	—	142
Emerging Markets	84	4	80
General corporate expenses	(128)	—	(128)
Kraft Heinz	$1,199	$4	$1,195

Year-over-year growth rates
North America	(11.6)%	0.3 pp	(11.9)%
Europe and Pacific Developed Markets	3.9%	7.2 pp	(3.3)%
Emerging Markets	(4.0)%	(0.8) pp	(3.2)%
General corporate expenses	13.0%	3.9 pp	9.1%
Kraft Heinz	(11.8)%	0.7 pp	(12.5)%

Pre-filing blackline 10.06.2026
The Kraft Heinz Company
Reconciliation of Adjusted Operating Income to
Constant Currency Adjusted Operating Income
For the Three Months Ended
(dollars in millions)
(Unaudited)

	Adjusted Operating Income	Currency	Constant Currency Adjusted Operating Income
December 27, 2025
North America	$1,097	$—	$1,097
Europe and Pacific Developed Markets	164	7	157
Emerging Markets	49	4	45
General corporate expenses	(146)	(4)	(142)
Kraft Heinz	$1,164	$7	$1,157

December 28, 2024
North America	$1,318	$—	$1,318
Europe and Pacific Developed Markets	155	—	155
Emerging Markets	74	8	66
General corporate expenses	(162)	—	(162)
Kraft Heinz	$1,385	$8	$1,377

Year-over-year growth rates
North America	(16.8)%	0.0 pp	(16.8)%
Europe and Pacific Developed Markets	6.2%	4.9 pp	1.3%
Emerging Markets	(34.5)%	(3.4) pp	(31.1)%
General corporate expenses	(10.1)%	2.1 pp	(12.2)%
Kraft Heinz	(15.9)%	0.1 pp	(16.0)%

Pre-filing blackline 10.06.2026
The Kraft Heinz Company
Reconciliation of Adjusted Operating Income to
Constant Currency Adjusted Operating Income
For the Three Months Ended
(dollars in millions)
(Unaudited)

	Adjusted Operating Income	Currency	Constant Currency Adjusted Operating Income
September 27, 2025
North America	$1,018	$(1)	$1,019
Europe and Pacific Developed Markets	143	6	137
Emerging Markets	66	2	64
General corporate expenses	(121)	(3)	(118)
Kraft Heinz	$1,106	$4	$1,102

September 28, 2024
North America	$1,237	$—	$1,237
Europe and Pacific Developed Markets	148	—	148
Emerging Markets	71	4	67
General corporate expenses	(126)	—	(126)
Kraft Heinz	$1,330	$4	$1,326

Year-over-year growth rates
North America	(17.8)%	(0.1) pp	(17.7)%
Europe and Pacific Developed Markets	(3.4)%	4.2 pp	(7.6)%
Emerging Markets	(7.4)%	(3.4) pp	(4.0)%
General corporate expenses	(4.4)%	2.1 pp	(6.5)%
Kraft Heinz	(16.9)%	0.1 pp	(17.0)%

Pre-filing blackline 10.06.2026
The Kraft Heinz Company
Reconciliation of Adjusted Operating Income to
Constant Currency Adjusted Operating Income
For the Three Months Ended
(dollars in millions)
(Unaudited)

	Adjusted Operating Income	Currency	Constant Currency Adjusted Operating Income
June 28, 2025
North America	$1,173	$(1)	$1,174
Europe and Pacific Developed Markets	150	8	142
Emerging Markets	86	1	85
General corporate expenses	(133)	(2)	(131)
Kraft Heinz	$1,276	$6	$1,270

June 29, 2024
North America	$1,341	$—	$1,341
Europe and Pacific Developed Markets	142	—	142
Emerging Markets	50	3	47
General corporate expenses	(153)	—	(153)
Kraft Heinz	$1,380	$3	$1,377

Year-over-year growth rates
North America	(12.5)%	(0.1) pp	(12.4)%
Europe and Pacific Developed Markets	6.1%	5.5 pp	0.6%
Emerging Markets	72.2%	(8.1) pp	80.3%
General corporate expenses	(13.2)%	1.2 pp	(14.4)%
Kraft Heinz	(7.5)%	0.2 pp	(7.7)%

Pre-filing blackline 10.06.2026
The Kraft Heinz Company
Reconciliation of Adjusted Operating Income to
Constant Currency Adjusted Operating Income
For the Three Months Ended
(dollars in millions)
(Unaudited)

	Adjusted Operating Income	Currency	Constant Currency Adjusted Operating Income
March 29, 2025
North America	$1,101	$(4)	$1,105
Europe and Pacific Developed Markets	142	(2)	144
Emerging Markets	84	(2)	86
General corporate expenses	(128)	1	(129)
Kraft Heinz	$1,199	$(7)	$1,206

March 30, 2024
North America	$1,215	$—	$1,215
Europe and Pacific Developed Markets	153	—	153
Emerging Markets	65	4	61
General corporate expenses	(168)	—	(168)
Kraft Heinz	$1,265	$4	$1,261

Year-over-year growth rates
North America	(9.4)%	(0.4) pp	(9.0)%
Europe and Pacific Developed Markets	(7.3)%	(1.2) pp	(6.1)%
Emerging Markets	27.8%	(10.6) pp	38.4%
General corporate expenses	(24.0)%	(0.7) pp	(23.3)%
Kraft Heinz	(5.2)%	(0.8) pp	(4.4)%